DEBT SETTLEMENT AGREEMENT

Date: 11/30/2024

The parties to this agreement are as follows:

Debtor: Zivo Biosciences, Inc.

Creditor: Howard Shapiro and Affiliates

The Creditor and Debtor agree to negotiate and settle the debt under the following terms and conditions.

"Creditor" includes Howard Shapiro and Affiliates. The term "Affiliates" is defined to include (a) an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Howard Shapiro and (b) an individual with any of the following relationships to Howard Shapiro: (i) spouse, and parents thereof; (ii) sons and daughters, and spouses thereof; (iii) parents, and spouses thereof; (iv) brothers and sisters, and spouses thereof; (v) grandparents and grandchildren, and spouses thereof; (vi) domestic partners and parents thereof, including domestic partners of any individual in (ii) through (v) of this definition; and (vii) any individual related by blood or affinity whose close association with the employee is the equivalent of a family relationship.

The Creditor and Debtor agree that the total current outstanding debt is $160,000 in principal plus accrued interest up to November 30, 2024 of $25,497.12. All parties agree that the Creditor will accept twenty-four (24) monthly installments beginning on November 30, 2024, of $7,809.81 toward settlement of the debt in full.

This agreement for debt settlement shall be binding upon the Creditor, Debtor and their successors and assignees.

Debtor agrees that it is negotiating installment and/or debt restructuring agreements with the Creditor in an attempt to avoid any unexpected failures to satisfy the outstanding payments and to otherwise allow both parties to continue business operations with minimal interruption. Therefore, Debtor considers this agreement, and all similar agreements with other creditors, to be in the ordinary course of its business at this time. Creditor has agreed to restructure the debt owed to it by Debtor at Debtor's request and in furtherance of Debtor's goal to repay its creditors, be profitable and continue its operations.

The parties have agreed to settle finally and forever any and all claims between them of any nature whatsoever from any and all liability or damages of any kind, known or unknown, in contract or in tort.

The parties agree that the terms of this Agreement are the result of negotiations between the parties and/or their designated agents, and constitute a final accord and satisfaction concerning all disputes between them.

All settlement terms herein are dependent upon receipt of an executed promissory note in the amount of $185,497.12 in favor of Creditor.

Except only to enforce the terms of this Agreement, each party agrees not to bring any claim of any kind against the other party to this Agreement concerning any matter released by this Agreement. Each party further agrees that this Agreement constitutes a bar to any such future claim.

The parties agree the terms and conditions of this Agreement shall remain confidential, and that no party shall release any part of this Agreement unless the Agreement is subpoenaed or to their own accountants or legal counsel.

Creditor agrees to indemnify and hold harmless Debtor, and its officers, directors, employees, agents, affiliates, successors, and permitted assigns against any and all losses, damages, claims, actions, judgements, settlements, awards, penalties, costs, or expenses of any kind, including reasonable attorneys' fees, that are incurred by Debtor arising out of any third party claim of payment or rights under this Debt Settlement Agreement or the Note connected herewith, including without limitation, any such claims made by Affiliates.

All parties agree the other parties are free of any liability or wrongdoing. Any liability or wrongdoing is expressly denied. Furthermore, the parties each agree that neither shall disparage the other to any third party at any time.

No modification to any provisions contained in this Agreement shall be binding upon any party unless made in writing and signed by all parties.

If any provision of this Agreement is held to be unenforceable for any reason, the remaining parts of the Agreement shall remain in full force and effect.

Each party represents he or it has not assigned any portion of the claims released under this Agreement to any third party.

This Agreement shall be construed in accordance with Nevada law.

This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties to this Agreement. Any other agreements, discussions, promises, and representations have been and are integrated into and superseded by this Agreement.

Each party represents him/herself or it has authority to enter into Agreement on behalf of his/her or its respective organization.

Upon receipt and subsequent clearance of the promissory note dated as of even date herewith, all parties release each other from any further claim or liability.

DATED THIS 8th day of November 2024.

CREDITOR	**DEBTOR:**
Howard Shapiro	**Zivo Bioscience, Inc.**
/s/ Howard Shapiro	By: /s/ Keith Marchiando
	Name: Keith Marchiando
	Title: Chief Financial Officer

DEBT SETTLEMENT AGREEMENT

Date: 11/30/2024

The parties to this agreement are as follows:

Debtor: Zivo Biosciences, Inc.

Creditor: Merger Masters Pension Fund and Affiliates

The Creditor and Debtor agree to negotiate and settle the debt under the following terms and conditions.

"Creditor" includes Merger Masters Pension Fund and Affiliates. The term "Affiliates" is defined to include an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Merger Masters Pension Fund.

The Creditor and Debtor agree that the total current outstanding debt is $35,000 in principal plus accrued interest up to November 30, 2024 of $5,331,51. All parties agree that the Creditor will accept twenty-four (24) monthly installments beginning on November 30, 2024, of $1,698.04 toward settlement of the debt in full.

This agreement for debt settlement shall be binding upon the Creditor, Debtor and their successors and assignees.

Debtor agrees that it is negotiating installment and/or debt restructuring agreements with the Creditor in an attempt to avoid any unexpected failures to satisfy the outstanding payments and to otherwise allow both parties to continue business operations with minimal interruption. Therefore, Debtor considers this agreement, and all similar agreements with other creditors, to be in the ordinary course of its business at this time. Creditor has agreed to restructure the debt owed to it by Debtor at Debtor's request and in furtherance of Debtor's goal to repay its creditors, be profitable and continue its operations.

The parties have agreed to settle finally and forever any and all claims between them of any nature whatsoever from any and all liability or damages of any kind, known or unknown, in contract or in tort.

The parties agree that the terms of this Agreement are the result of negotiations between the parties and/or their designated agents, and constitute a final accord and satisfaction concerning all disputes between them.

All settlement terms herein are dependent upon receipt of an executed promissory note in the amount of $40,331.51 in favor of Creditor.

Except only to enforce the terms of this Agreement, each party agrees not to bring any claim of any kind against the other party to this Agreement concerning any matter released by this Agreement. Each party further agrees that this Agreement constitutes a bar to any such future claim.

The parties agree the terms and conditions of this Agreement shall remain confidential, and that no party shall release any part of this Agreement unless the Agreement is subpoenaed or to their own accountants or legal counsel.

Creditor agrees to indemnify and hold harmless Debtor, and its officers, directors, employees, agents, affiliates, successors, and permitted assigns against any and all losses, damages, claims, actions, judgements, settlements, awards, penalties, costs, or expenses of any kind, including reasonable attorneys' fees, that are incurred by Debtor arising out of any third party claim of payment or rights under this Debt Settlement Agreement or the Note connected herewith, including without limitation, any such claims made by Affiliates.

All parties agree the other parties are free of any liability or wrongdoing. Any liability or wrongdoing is expressly denied. Furthermore, the parties each agree that neither shall disparage the other to any third party at any time.

No modification to any provisions contained in this Agreement shall be binding upon any party unless made in writing and signed by all parties.

If any provision of this Agreement is held to be unenforceable for any reason, the remaining parts of the Agreement shall remain in full force and effect.

Each party represents he or it has not assigned any portion of the claims released under this Agreement to any third party.

This Agreement shall be construed in accordance with Nevada law.

This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties to this Agreement. Any other agreements, discussions, promises, and representations have been and are integrated into and superseded by this Agreement.

Each party represents him/herself or it has authority to enter into Agreement on behalf of his/her or its respective organization.

Upon receipt and subsequent clearance of the promissory note dated as of even date herewith, all parties release each other from any further claim or liability.

DATED THIS 8th day of November 2024.

CREDITOR	DEBTOR:
Merger Masters Pension Fund	**Zivo Bioscience, Inc.**
By: /s/ Howard Shapiro	By: /s/ Keith Marchiando
Name: Howard Shapiro	Name: Keith Marchiando
Title: Trustee	Title: Chief Financial Officer

DEBT SETTLEMENT AGREEMENT

Date: 11/30/2024

The parties to this agreement are as follows:

Debtor: Zivo Biosciences, Inc.

Creditor: Financial Trading Consultants Pension and Affiliates

The Creditor and Debtor agree to negotiate and settle the debt under the following terms and conditions.

"Creditor" includes Financial Trading Consultants and Affiliates. The term "Affiliates" is defined to include an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Financial Trading Consultants Pension Fund.

The Creditor and Debtor agree that the total current outstanding debt is $45,000.00 in principal plus accrued interest up to November 30, 2024 of $6,425.75. All parties agree that the Creditor will accept twenty-four (24) monthly installments beginning on November 30, 2024, of $2,165.13 toward settlement of the debt in full.

This agreement for debt settlement shall be binding upon the Creditor, Debtor and their successors and assignees.

Debtor agrees that it is negotiating installment and/or debt restructuring agreements with the Creditor in an attempt to avoid any unexpected failures to satisfy the outstanding payments and to otherwise allow both parties to continue business operations with minimal interruption. Therefore, Debtor considers this agreement, and all similar agreements with other creditors, to be in the ordinary course of its business at this time. Creditor has agreed to restructure the debt owed to it by Debtor at Debtor's request and in furtherance of Debtor's goal to repay its creditors, be profitable and continue its operations.

The parties have agreed to settle finally and forever any and all claims between them of any nature whatsoever from any and all liability or damages of any kind, known or unknown, in contract or in tort.

The parties agree that the terms of this Agreement are the result of negotiations between the parties and/or their designated agents, and constitute a final accord and satisfaction concerning all disputes between them.

All settlement terms herein are dependent upon receipt of an executed promissory note in the amount of $51,425.75 in favor of Creditor.

Except only to enforce the terms of this Agreement, each party agrees not to bring any claim of any kind against the other party to this Agreement concerning any matter released by this Agreement. Each party further agrees that this Agreement constitutes a bar to any such future claim.

The parties agree the terms and conditions of this Agreement shall remain confidential, and that no party shall release any part of this Agreement unless the Agreement is subpoenaed or to their own accountants or legal counsel.

Creditor agrees to indemnify and hold harmless Debtor, and its officers, directors, employees, agents, affiliates, successors, and permitted assigns against any and all losses, damages, claims, actions, judgements, settlements, awards, penalties, costs, or expenses of any kind, including reasonable attorneys' fees, that are incurred by Debtor arising out of any third party claim of payment or rights under this Debt Settlement Agreement or the Note connected herewith, including without limitation, any such claims made by Affiliates.

All parties agree the other parties are free of any liability or wrongdoing. Any liability or wrongdoing is expressly denied. Furthermore, the parties each agree that neither shall disparage the other to any third party at any time.

No modification to any provisions contained in this Agreement shall be binding upon any party unless made in writing and signed by all parties.

If any provision of this Agreement is held to be unenforceable for any reason, the remaining parts of the Agreement shall remain in full force and effect.

Each party represents he or it has not assigned any portion of the claims released under this Agreement to any third party.

This Agreement shall be construed in accordance with Nevada law.

This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties to this Agreement. Any other agreements, discussions, promises, and representations have been and are integrated into and superseded by this Agreement.

Each party represents him/herself or it has authority to enter into Agreement on behalf of his/her or its respective organization.

Upon receipt and subsequent clearance of the promissory note dated as of even date herewith, all parties release each other from any further claim or liability.

DATED THIS 8th day of November 2024.

CREDITOR	**DEBTOR:**
Financial Trading Consultants Pension Fund	**Zivo Bioscience, Inc.**
By: /s/ Howard Shapiro	By: /s/ Keith Marchiando
Name: Howard Shapiro	Name: Keith Marchiando
Title: Trustee	Title: Chief Financial Officer

UNSECURED PROMISSORY NOTE

Zivo Bioscience, Inc.

US $185,497.12 November 30, 2024

FOR VALUE RECEIVED, the undersigned, ZIVO BIOSCIENCE, INC., a Nevada corporation, with its principal executive offices at 21 East Long Lake Road, Suite 100, Bloomfield Hills, MI 48304 ("Maker"), hereby promises to pay to the order of Howard Shapiro, whose address is 199 Logtown Road, Port Jervis, NY 12771 ("Holder"), the sum of $185,497.12, together with all accrued interest thereon as provided in this Promissory Note (the "Note"). This Note shall be payable in 24 equal monthly installments of $7,809.81 beginning on November 30, 2024 and every month thereafter, and with a final payment under this Note payable on October 31, 2026 (the "Maturity Date"). A full payment schedule is attached as Attachment 1 – Note Balance and Payment Schedule.

1. Interest. The unpaid principal balance from time to time outstanding under this Note shall accrue and bear interest at a rate per annum equal to one percent (1.0%) until fully paid. Interest hereunder shall be payable on the Maturity Date. Interest and fees shall be calculated on the basis of a 365/366 day year for the actual number of days elapsed. In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Holder exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker.

2. Prepayment. The principal balance if this Note may be prepaid, either in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of payment.

3. Event of Default. The entire balance of unpaid principal shall, at the option of the Holder, become immediately due and payable if any of the following events shall occur and be continuing:

    a. The Maker shall fail to make any payment herein provided when due; or

    b. There shall occur a default under any mortgage, indenture, loan agreement or other instrument evidencing indebtedness binding on the Maker or any of its subsidiaries which shall have resulted in the indebtedness evidenced thereby becoming or being declared due and payable prior to the date on which it would otherwise have been due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled; or

    c. The Maker shall breach any obligation set forth in this Note: or

    d. The Maker or any of its subsidiaries shall make a general assignment for the benefit of creditors; or any proceeding shall he instituted by or against the Maker or any of its subsidiaries seeking to adjudicate it in a bankruptcy or insolvency, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such

proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Maker or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (d); then, and in any such event, the Holder may, by notice to the Maker, declare the Note and all interest thereon to be forthwith due and payable, whereupon the Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker; *provided, however*, that in the event of any actual or deemed entry of an order for relief with respect to the Maker under the U.S. Federal Bankruptcy Code, the Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Maker.

All payments due hereunder shall be made at the address of the Holder as set forth herein, or at such other place as the Holder may designate from time to time in writing.

4. Convertibility of Note. Pursuant to that certain Debt Settlement Agreement, dated as of the date hereof, by and between the Maker and the Holder, this Note shall not be convertible in whole or in part into any shares of common stock or any other security of the Maker.

5. Reserved.

6. Reserved.

7. No Rights as Stockholders. This Note does not entitle the Holder to any voting rights or other rights as a stockholder of the Maker.

8. Successors and Assigns. This Note may be assigned or transferred by the Holder to any person, trust or entity. The Maker may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Holder. This Note shall inure to the benefit of, and be binding upon, the parties and their permitted assigns.

9. Reserved.

10. Modifications and Waivers. This Note may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

11. Reserved.

12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or Maker shall be delivered, or shall be sent by certified or registered mail, postage prepaid, or recognized overnight courier (with signature required) to the Holder at his/its address shown on the books of the Maker or in the case of the Maker, at the address indicated above, or if different, at the principal office of the Maker.

13. Loss, Theft, Destruction or Mutilation of this Note. The Maker covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or

mutilation of this Note and the posting of a bond reasonably acceptable to the Maker, and upon surrender and cancellation of this Note, if mutilated, the Maker will make and deliver a new Note or certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

14. Default Rate of Interest. Upon default by the Maker of any of the terms and provisions of this Note, this indebtedness shall continue to bear interest at 8.5% per annum, until such time as the indebtedness herein has been satisfied.

15. Waiver of Jury Trial. Maker hereby agrees not to elect a trial by jury of any issue triable of right by jury, and waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to this Note, or any claim, counterclaim or other action arising in connection therewith. This waiver of right to trial by jury is given knowingly and voluntarily by Maker, and is intended to encompass individually each instance and each issue as to which the right to a trial by jury would otherwise accrue. Holder is hereby authorized to file a copy of this paragraph in any proceeding as conclusive evidence of this waiver by Maker.

16. Costs of Collection. It is agreed by the Maker that in the event of a lawsuit to collect on this Note, there shall be included in the computation of the amount due, a reasonable amount of a fee for attorneys' services, as well as all disbursements, allowances, additional allowances and costs provided by law.

17. Binding Effect on Successors. This Note shall be binding upon any business association succeeding the Maker by merger, consolidation or acquisition of all or substantially all of the Maker's assets.

18. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Nevada, without regard to the conflict of law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, Zivo Bioscience, Inc. has caused this Note to be executed by a representative thereunto duly authorized.

ORIGINAL ISSUANCE DATE: 11/8/2024

MAKER

Zivo Bioscience, Inc., a Nevada corporation

By: /s/ Keith Marchiando
Name: Keith Marchiando
Title: Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED BY HOLDER

/s/ Howard Shapiro
Howard Shapiro

Attachment 1

Note Balance and Payment Schedule

Howard Shapiro, et al

	Balance *	Payment		
Date	**Principal**	**Prtincipal**	**Interest**	**Total Payment**
11/30/2024	$ 185,497.12	$7,655.23	$ 154.58	$7,809.81
12/31/2024	177,841.89	$7,661.61	$ 148.20	$7,809.81
1/31/2025	170,180.27	$7,668.00	$ 141.82	$7,809.81
2/28/2025	162,512.28	$7,674.39	$ 135.43	$7,809.81
3/31/2025	154,837.89	$7,680.78	$ 129.03	$7,809.81
4/30/2025	147,157.10	$7,687.18	$ 122.63	$7,809.81
5/31/2025	139,469.92	$7,693.59	$ 116.22	$7,809.81
6/30/2025	131,776.33	$7,700.00	$ 109.81	$7,809.81
7/31/2025	124,076.33	$7,706.42	$ 103.40	$7,809.81
8/31/2025	116,369.91	$7,712.84	$ 96.97	$7,809.81
9/30/2025	108,657.07	$7,719.27	$ 90.55	$7,809.81
10/31/2025	100,937.81	$7,725.70	$ 84.11	$7,809.81
11/30/2025	93,212.11	$7,732.14	$ 77.68	$7,809.81
12/31/2025	85,479.97	$7,738.58	$ 71.23	$7,809.81
1/31/2026	77,741.39	$7,745.03	$ 64.78	$7,809.81
2/28/2026	69,996.36	$7,751.48	$ 58.33	$7,809.81
3/31/2026	62,244.87	$7,757.94	$ 51.87	$7,809.81
4/30/2026	54,486.93	$7,764.41	$ 45.41	$7,809.81
5/31/2026	46,722.52	$7,770.88	$ 38.94	$7,809.81
6/30/2026	38,951.64	$7,777.35	$ 32.46	$7,809.81
7/31/2026	31,174.29	$7,783.84	$ 25.98	$7,809.81
8/31/2026	23,390.45	$7,790.32	$ 19.49	$7,809.81
9/30/2026	15,600.13	$7,796.81	$ 13.00	$7,809.81
10/31/2026	7,803.31	$7,803.31	$ 6.50	$7,809.81
11/30/2026	(0.00)			
		$ 185,497.12	$ 1,873.46	$ 187,435.55

-----

* Balance amounts are shown prior to the payments made for that date.

Exhibit 10.5

UNSECURED PROMISSORY NOTE

Zivo Bioscience, Inc.

US $40,331.51 November 30, 2024

FOR VALUE RECEIVED, the undersigned, ZIVO BIOSCIENCE, INC., a Nevada corporation, with its principal executive offices at 21 East Long Lake Road, Suite 100, Bloomfield Hills, MI 48304 ("Maker"), hereby promises to pay to the order of Merger Masters Pension Fund, whose address is 199 Logtown Road, Port Jervis, NY 12771 ("Holder"), the sum of $40,331.51, together with all accrued interest thereon as provided in this Promissory Note (the "Note"). This Note shall be payable in 24 equal monthly installments of $1,698.04 beginning on November 30, 2024 and every month thereafter, and with a final payment under this Note payable on October 31, 2026 (the "Maturity Date"). A full payment schedule is attached as Attachment 1 – Note Balance and Payment Schedule.

1. Interest. The unpaid principal balance from time to time outstanding under this Note shall accrue and bear interest at a rate per annum equal to one percent (1.0%) until fully paid. Interest hereunder shall be payable on the Maturity Date. Interest and fees shall be calculated on the basis of a 365/366 day year for the actual number of days elapsed. In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Holder exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker.

2. Prepayment. The principal balance if this Note may be prepaid, either in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of payment.

3. Event of Default. The entire balance of unpaid principal shall, at the option of the Holder, become immediately due and payable if any of the following events shall occur and be continuing:

    a. The Maker shall fail to make any payment herein provided when due; or

    b. There shall occur a default under any mortgage, indenture, loan agreement or other instrument evidencing indebtedness binding on the Maker or any of its subsidiaries which shall have resulted in the indebtedness evidenced thereby becoming or being declared due and payable prior to the date on which it would otherwise have been due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled; or

    c. The Maker shall breach any obligation set forth in this Note: or

    d. The Maker or any of its subsidiaries shall make a general assignment for the benefit of creditors; or any proceeding shall he instituted by or against the Maker or any of its subsidiaries seeking to adjudicate it in a bankruptcy or insolvency, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such

proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Maker or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (d); then, and in any such event, the Holder may, by notice to the Maker, declare the Note and all interest thereon to be forthwith due and payable, whereupon the Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker; *provided, however*, that in the event of any actual or deemed entry of an order for relief with respect to the Maker under the U.S. Federal Bankruptcy Code, the Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Maker.

All payments due hereunder shall be made at the address of the Holder as set forth herein, or at such other place as the Holder may designate from time to time in writing.

4. Convertibility of Note. Pursuant to that certain Debt Settlement Agreement, dated as of the date hereof, by and between the Maker and the Holder, this Note shall not be convertible in whole or in part into any shares of common stock or any other security of the Maker.

5. Reserved.

6. Reserved.

7. No Rights as Stockholders. This Note does not entitle the Holder to any voting rights or other rights as a stockholder of the Maker.

8. Successors and Assigns. This Note may be assigned or transferred by the Holder to any person, trust or entity. The Maker may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Holder. This Note shall inure to the benefit of, and be binding upon, the parties and their permitted assigns.

9. Reserved.

10. Modifications and Waivers. This Note may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

11. Reserved.

12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or Maker shall be delivered, or shall be sent by certified or registered mail, postage prepaid, or recognized overnight courier (with signature required) to the Holder at his/its address shown on the books of the Maker or in the case of the Maker, at the address indicated above, or if different, at the principal office of the Maker.

13. Loss, Theft, Destruction or Mutilation of this Note. The Maker covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or

mutilation of this Note and the posting of a bond reasonably acceptable to the Maker, and upon surrender and cancellation of this Note, if mutilated, the Maker will make and deliver a new Note or certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

14. Default Rate of Interest. Upon default by the Maker of any of the terms and provisions of this Note, this indebtedness shall continue to bear interest at 8.5% per annum, until such time as the indebtedness herein has been satisfied.

15. Waiver of Jury Trial. Maker hereby agrees not to elect a trial by jury of any issue triable of right by jury, and waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to this Note, or any claim, counterclaim or other action arising in connection therewith. This waiver of right to trial by jury is given knowingly and voluntarily by Maker, and is intended to encompass individually each instance and each issue as to which the right to a trial by jury would otherwise accrue. Holder is hereby authorized to file a copy of this paragraph in any proceeding as conclusive evidence of this waiver by Maker.

16. Costs of Collection. It is agreed by the Maker that in the event of a lawsuit to collect on this Note, there shall be included in the computation of the amount due, a reasonable amount of a fee for attorneys' services, as well as all disbursements, allowances, additional allowances and costs provided by law.

17. Binding Effect on Successors. This Note shall be binding upon any business association succeeding the Maker by merger, consolidation or acquisition of all or substantially all of the Maker's assets.

18. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Nevada, without regard to the conflict of law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, Zivo Bioscience, Inc. has caused this Note to be executed by a representative thereunto duly authorized.

ORIGINAL ISSUANCE DATE: 11/8/2024

MAKER

Zivo Bioscience, Inc., a Nevada corporation

By: /s/ Keith Marchiando
Name: Keith Marchiando
Title: Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED BY HOLDER

Merger Masters Pension Fund

/s/ Howard Shapiro

By: Howard Shapiro
Its:Trustee

Attachment 1

Note Balance and Payment Schedule

Merger Masters Pension Fund

	Balance *	Payment		
Date	**Principal**	**Prtincipal**	**Interest**	**Total Payment**
11/30/2024	$ 40,331.51	$1,664.43	$ 33.61	$1,698.04
12/31/2024	38,667.08	$1,665.82	$ 32.22	$1,698.04
1/31/2025	37,001.26	$1,667.21	$ 30.83	$1,698.04
2/28/2025	35,334.06	$1,668.60	$ 29.45	$1,698.04
3/31/2025	33,665.46	$1,669.99	$ 28.05	$1,698.04
4/30/2025	31,995.47	$1,671.38	$ 26.66	$1,698.04
5/31/2025	30,324.10	$1,672.77	$ 25.27	$1,698.04
6/30/2025	28,651.33	$1,674.16	$ 23.88	$1,698.04
7/31/2025	26,977.16	$1,675.56	$ 22.48	$1,698.04
8/31/2025	25,301.60	$1,676.96	$ 21.08	$1,698.04
9/30/2025	23,624.65	$1,678.35	$ 19.69	$1,698.04
10/31/2025	21,946.29	$1,679.75	$ 18.29	$1,698.04
11/30/2025	20,266.54	$1,681.15	$ 16.89	$1,698.04
12/31/2025	18,585.39	$1,682.55	$ 15.49	$1,698.04
1/31/2026	16,902.84	$1,683.95	$ 14.09	$1,698.04
2/28/2026	15,218.88	$1,685.36	$ 12.68	$1,698.04
3/31/2026	13,533.52	$1,686.76	$ 11.28	$1,698.04
4/30/2026	11,846.76	$1,688.17	$ 9.87	$1,698.04
5/31/2026	10,158.59	$1,689.57	$ 8.47	$1,698.04
6/30/2026	8,469.02	$1,690.98	$ 7.06	$1,698.04
7/31/2026	6,778.04	$1,692.39	$ 5.65	$1,698.04
8/31/2026	5,085.64	$1,693.80	$ 4.24	$1,698.04
9/30/2026	3,391.84	$1,695.21	$ 2.83	$1,698.04
10/31/2026	1,696.63	$1,696.63	$ 1.41	$1,698.04
11/30/2026	(0.00)			
		$ 40,331.51	$ 407.33	$ 40,752.97

-----

* Balance amounts are shown prior to the payments made for that date.

Exhibit 10.6

UNSECURED PROMISSORY NOTE

Zivo Bioscience, Inc.

US $51,425.75 November 30, 2024

FOR VALUE RECEIVED, the undersigned, ZIVO BIOSCIENCE, INC., a Nevada corporation, with its principal executive offices at 21 East Long Lake Road, Suite 100, Bloomfield Hills, MI 48304 ("Maker"), hereby promises to pay to the order of Financial Trading Consultants Pension Fund, whose address is 199 Logtown Road, Port Jervis, NY 12771 ("Holder"), the sum of $51,425.75, together with all accrued interest thereon as provided in this Promissory Note (the "Note"). This Note shall be payable in 24 equal monthly installments of $2,165.131 beginning on November 30, 2024 and every month thereafter, and with a final payment under this Note payable on October 31, 2026 (the "Maturity Date"). A full payment schedule is attached as Attachment 1 – Note Balance and Payment Schedule.

1. Interest. The unpaid principal balance from time to time outstanding under this Note shall accrue and bear interest at a rate per annum equal to one percent (1.0%) until fully paid. Interest hereunder shall be payable on the Maturity Date. Interest and fees shall be calculated on the basis of a 365/366 day year for the actual number of days elapsed. In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Holder exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker.

2. Prepayment. The principal balance if this Note may be prepaid, either in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of payment.

3. Event of Default. The entire balance of unpaid principal shall, at the option of the Holder, become immediately due and payable if any of the following events shall occur and be continuing:

    a. The Maker shall fail to make any payment herein provided when due; or

    b. There shall occur a default under any mortgage, indenture, loan agreement or other instrument evidencing indebtedness binding on the Maker or any of its subsidiaries which shall have resulted in the indebtedness evidenced thereby becoming or being declared due and payable prior to the date on which it would otherwise have been due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled; or

    c. The Maker shall breach any obligation set forth in this Note: or

    d. The Maker or any of its subsidiaries shall make a general assignment for the benefit of creditors; or any proceeding shall he instituted by or against the Maker or any of its subsidiaries seeking to adjudicate it in a bankruptcy or insolvency, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such

proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Maker or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (d); then, and in any such event, the Holder may, by notice to the Maker, declare the Note and all interest thereon to be forthwith due and payable, whereupon the Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Maker; *provided, however*, that in the event of any actual or deemed entry of an order for relief with respect to the Maker under the U.S. Federal Bankruptcy Code, the Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Maker.

All payments due hereunder shall be made at the address of the Holder as set forth herein, or at such other place as the Holder may designate from time to time in writing.

4. Convertibility of Note. Pursuant to that certain Debt Settlement Agreement, dated as of the date hereof, by and between the Maker and the Holder, this Note shall not be convertible in whole or in part into any shares of common stock or any other security of the Maker.

5. Reserved.

6. Reserved.

7. No Rights as Stockholders. This Note does not entitle the Holder to any voting rights or other rights as a stockholder of the Maker.

8. Successors and Assigns. This Note may be assigned or transferred by the Holder to any person, trust or entity. The Maker may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Holder. This Note shall inure to the benefit of, and be binding upon, the parties and their permitted assigns.

9. Reserved.

10. Modifications and Waivers. This Note may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

11. Reserved.

12. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or Maker shall be delivered, or shall be sent by certified or registered mail, postage prepaid, or recognized overnight courier (with signature required) to the Holder at his/its address shown on the books of the Maker or in the case of the Maker, at the address indicated above, or if different, at the principal office of the Maker.

13. Loss, Theft, Destruction or Mutilation of this Note. The Maker covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or

mutilation of this Note and the posting of a bond reasonably acceptable to the Maker, and upon surrender and cancellation of this Note, if mutilated, the Maker will make and deliver a new Note or certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

14. Default Rate of Interest. Upon default by the Maker of any of the terms and provisions of this Note, this indebtedness shall continue to bear interest at 8.5% per annum, until such time as the indebtedness herein has been satisfied.

15. Waiver of Jury Trial. Maker hereby agrees not to elect a trial by jury of any issue triable of right by jury, and waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to this Note, or any claim, counterclaim or other action arising in connection therewith. This waiver of right to trial by jury is given knowingly and voluntarily by Maker, and is intended to encompass individually each instance and each issue as to which the right to a trial by jury would otherwise accrue. Holder is hereby authorized to file a copy of this paragraph in any proceeding as conclusive evidence of this waiver by Maker.

16. Costs of Collection. It is agreed by the Maker that in the event of a lawsuit to collect on this Note, there shall be included in the computation of the amount due, a reasonable amount of a fee for attorneys' services, as well as all disbursements, allowances, additional allowances and costs provided by law.

17. Binding Effect on Successors. This Note shall be binding upon any business association succeeding the Maker by merger, consolidation or acquisition of all or substantially all of the Maker's assets.

18. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Nevada, without regard to the conflict of law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, Zivo Bioscience, Inc. has caused this Note to be executed by a representative thereunto duly authorized.

ORIGINAL ISSUANCE DATE: 11/8/24

MAKER

Zivo Bioscience, Inc., a Nevada corporation

By: /s/ Keith Marchiando
Name: Keith Marchiando
Title: Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED BY HOLDER

Financial Trading Consultants Pension Fund

/s/ Howard Shapiro

By: Howard Shapiro
Its: Trustee

Attachment 1

Note Balance and Payment Schedule

Financial Trading Consultants Pension Fund

	Balance *	Payment		
Date	Principal	Prtincipal	Interest	Total Payment
11/30/2024	$ 51,425.75	$2,122.28	$ 42.85	$2,165.13
12/31/2024	49,303.47	$2,124.04	$ 41.09	$2,165.13
1/31/2025	47,179.43	$2,125.81	$ 39.32	$2,165.13
2/28/2025	45,053.61	$2,127.59	$ 37.54	$2,165.13
3/31/2025	42,926.03	$2,129.36	$ 35.77	$2,165.13
4/30/2025	40,796.67	$2,131.13	$ 34.00	$2,165.13
5/31/2025	38,665.53	$2,132.91	$ 32.22	$2,165.13
6/30/2025	36,532.62	$2,134.69	$ 30.44	$2,165.13
7/31/2025	34,397.94	$2,136.47	$ 28.66	$2,165.13
8/31/2025	32,261.47	$2,138.25	$ 26.88	$2,165.13
9/30/2025	30,123.22	$2,140.03	$ 25.10	$2,165.13
10/31/2025	27,983.20	$2,141.81	$ 23.32	$2,165.13
11/30/2025	25,841.38	$2,143.60	$ 21.53	$2,165.13
12/31/2025	23,697.79	$2,145.38	$ 19.75	$2,165.13
1/31/2026	21,552.41	$2,147.17	$ 17.96	$2,165.13
2/28/2026	19,405.23	$2,148.96	$ 16.17	$2,165.13
3/31/2026	17,256.27	$2,150.75	$ 14.38	$2,165.13
4/30/2026	15,105.52	$2,152.54	$ 12.59	$2,165.13
5/31/2026	12,952.98	$2,154.34	$ 10.79	$2,165.13
6/30/2026	10,798.64	$2,156.13	$ 9.00	$2,165.13
7/31/2026	8,642.51	$2,157.93	$ 7.20	$2,165.13
8/31/2026	6,484.58	$2,159.73	$ 5.40	$2,165.13
9/30/2026	4,324.86	$2,161.53	$ 3.60	$2,165.13
10/31/2026	2,163.33	$2,163.33	$ 1.80	$2,165.13
11/30/2026	0.00			
		$ 51,425.75	$ 519.38	$ 51,963.15

-----

* Balance amounts are shown prior to the payments made for that date.